                                                           EXHIBIT 10.26


                      CONSENT NUMBER 2 AND SECOND AMENDMENT

         CONSENT NUMBER 2 AND SECOND AMENDMENT, dated as of October 15, 1997 (this "CONSENT"), to the Fourth Amended and Restated Credit Agreement, dated as of September 27, 1996 (as amended, supplemented or otherwise modified from time to time, (the "CREDIT AGREEMENT"), among Petroleum Heat and Power Co., Inc. (the "COMPANY"), the several banks and financial institutions from time to time parties thereto (collectively, the "Banks") and The Chase Manhattan Bank (formerly known as Chemical Bank), as agent for such Banks (in such capacity, the "Agent").

                                 W I T N E S S E T H:

         WHEREAS, the Company, the Banks and the Agent are parties to the Credit Agreement;

         WHEREAS, the Company has requested that the Agent and the Banks consent to the sale by the Company of its Hartford, Connecticut operations and to the retention by the Company of a portion of the proceeds of such sale;

         WHEREAS, the Company has further requested that the Agent and the Banks amend certain provisions of the Credit Agreement, as more fully described herein;

         WHEREAS, the Agent and the Banks are willing to consent to such transactions and to such amendments, but only upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         2. AMENDMENT OF SCHEDULE I. (a) Schedule I of the Credit Agreement hereby is amended by deleting said Schedule I in its entirety and by substituting therefor the new Schedule I which is set forth as Annex I to this Consent.

         (b) Each of the parties hereto hereby acknowledges and agrees that, after giving effect to such amendment of Schedule I, First Union National Bank shall cease to be a "Bank" party to the Credit Agreement and that each other Bank shall be deemed to have the Commitments described in such new Schedule I.

         (c) On the Effective Date, each remaining Lender shall make a loan to the Company in such amount as shall be determined by the Agent to be necessary to cause all principal owing to First Union National Bank to be paid in full and to cause the aggregate amount of outstanding Loans to be provided ratably by the remaining Lenders.

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                                                                               2



         3. CONSENT TO SALE OF OPERATIONS AND APPLICATION OF PROCEEDS. (a) The Agent and the Banks hereby consent to the sale by the Company of its TLC branch in Hartford, Connecticut for aggregate consideration of not less than $15,500,000 (the "HARTFORD SALE") and hereby waive compliance with the provisions of subsection 10.4 of the Credit Agreement to the extent and only to the extent necessary to permit the Hartford Sale.

         (b) The Agent and the Banks hereby consent that the Company may retain a portion of the Net Cash Proceeds from the Hartford Sale, such that (i) not less than $9,350,000 of such Net Cash Proceeds are applied on the closing date of the Hartford Sale to cash collateralize the Acquisition Letters of Credit pursuant to the Cash Collateral Agreement and (ii) an additional amount of such Net Cash Proceeds shall be applied on or prior to June 30, 1998 to the extent necessary to cash collateralize the Acquisition Letters of Credit in accordance with the requirements of Section 5.7 of the Credit Agreement. The Agent and the Banks hereby waive compliance with the provisions of subsection
6.4 of the Credit Agreement to the extent and only to the extent necessary to permit the Company to retain any Net Cash Proceeds from the Hartford Sale which are not required to be applied to cash collateralize the Acquisition Letters of Credit in accordance with the terms of this clause (b).

         (c) The Company hereby acknowledges and agrees that (i) any failure to provide the cash collateral described in clause (b) above in a timely manner shall constitute an Event of Default under the Credit Agreement and (ii) during such time as the aggregate undrawn and unexpired face amount of the Acquisition Letters of Credit exceeds the amount on deposit in the Cash Collateral Account established pursuant to (and as defined in) the Cash Collateral Agreement, the Company shall have no right to request the withdrawal of any amounts so on deposit pursuant to Section 2(b)(ii) of the Cash Collateral Agreement.

         (d) The Banks hereby authorize and instruct the Agent to deliver such documents, instruments and agreements as the Company may from time to time reasonably request in order to effect the release of any security interests held by the Agent in assets of the Company and its Subsidiaries which are being transferred pursuant to the Hartford Sale.

         4. REDUCTION OF WORKING CAPITAL COMMITMENT. The Company hereby irrevocably requests the reduction of the Working Capital Commitments to $47,000,000 pursuant to subsection 6.2 of the Credit Agreement. The Company, the Banks and the Agent hereby consent that such reduction of the Working Capital Commitments shall become effective on and as of the Effective Date.

         5. AMENDMENTS TO LINE LETTER. Each Bank hereby agrees that the modification of the Line Letter, dated as of September 27, 1996 (as amended, supplemented or otherwise modified from time to time, the "LINE LETTER"), among the Banks as follows:

(a) First Union National Bank hereby terminates its Ratable Share thereunder (and as defined therein), with such termination being effective on the Effective Date;

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                                                                              3



(b) from and after the termination of the Ratable Share of First Union National Bank, First Union National Bank shall be released from any and all participating interests and other rights and obligations (other than any right to receive fees owing to it which accrued prior to the Effective
    Date) in respect of outstanding Letters of Credit under the Line Letter and such participating interests and other rights and obligations shall instead be assumed ratably (in accordance with their Ratable Shares, after giving effect to the provisions of clause (c) below) by the other Banks parties to the Line Letter.

(c) from and after the termination of the Ratable Share of First Union National Bank, the respective Ratable Shares and Cap Amounts of the remaining Banks shall be as set forth below:

                   Bank                     Ratable Share       Cap Amount
         The Chase Manhattan Bank                41.18%         $4,941,600
         BankBoston, N.A.                        29.41%         $3,529,200
         NationsBank, N.A.                       29.41%         $3,529,200


         8. REPRESENTATIONS AND WARRANTIES. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement; PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Consent. The Company represents and warrants that no Default or Event of Default has occurred and is continuing.

         9. EFFECTIVENESS. This Consent shall become effective on the first date upon which the Agent has received (such date, the "EFFECTIVE DATE"):

    (a) counterparts hereof, duly executed and delivered by the Company and each of the Banks; and

    (b) an amendment fee, for the ratable account of each remaining Bank (after giving effect to this Consent), in the amount equal to $175,000.

         10. CONTINUING EFFECT OF CREDIT AGREEMENT. This Consent shall not constitute a waiver or amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Banks or the Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

         11. COUNTERPARTS. This Consent may be executed by the parties hereto in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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                                                                              4



         12. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the date first above written.

                                  PETROLEUM HEAT AND POWER CO., INC.


                                  By:
                                     -------------------------
                                     Title:

                                  THE CHASE MANHATTAN BANK (formerly known as
                                  Chemical Bank), a Bank


                                  By:
                                     -------------------------
                                     Title:

                                  BANKBOSTON N.A. (formerly known as The First
                                  National Bank of Boston)


                                  By:
                                     -------------------------
                                     Title:

                                  NATIONSBANK, N.A.


                                  By:
                                     -------------------------
                                     Title:

                                  FIRST UNION NATIONAL BANK (formerly known as
                                  First Union Bank of Connecticut and First
                                  Fidelity Bank)


                                  By:
                                     -------------------------
                                     Title:

                                       ANNEX I
                                          to
                        CONSENT NUMBER 2 AND SECOND AMENDMENT


                                                                      SCHEDULE I


                   Commitments; Commitment Percentages;
                         ADDRESSES FOR NOTICES



                                WORKING CAPITAL     ACQUISITION    COMMITMENT
ADDRESS FOR NOTICES               COMMITMENT        COMMITMENT     PERCENTAGE
-------------------               ----------        ----------     ----------

The Chase Manhattan Bank          $19,354,600.00      $6,932,480.46    41.18%
7600 Jericho Turnpike
Woodbury, NY 11797
Attn:  John Mast

BankBoston N.A.                   $13,822,700.00      $4,951,050.27    29.41%
100 Federal Street, #010802
Boston, MA 02110
Attn:  Michael Hannon

NationsBank, N.A.                 $13,822,700.00      $4,951,050.27    29.41%
767 Fifth Avenue
New York, NY 10152
Attn:  Eileen Higgins

              TOTAL               $47,000,000.00      $16,834,581.00  100.00%
                                  --------------      --------------  -------
                                  --------------      --------------  -------

                             ACKNOWLEDGEMENT AND CONSENT


         Each of the undersigned hereby (a) acknowledges and consents to the terms of Consent Number 2 and Second Amendment to which this Acknowledgement and Consent is attached and (b) agrees that all Security Documents to which it is a party are, and shall remain, in full force and effect, both before and after giving effect to such Consent Number 2 and Second Amendment.

                             MAXWHALE CORP.
                             ORTEP OF CONNECTICUT, INC.
                             PETRO, INC.
                             PETRO/CRYSTAL CORP.
                             ORTEP OF STATEN ISLAND, INC.
                             CBW REALTY CORP. OF CONNECTICUT
                             OCENNET FUEL OIL CORP.
                             ORTEP OF NEW JERSEY, INC.
                             PUBLIC FUEL SERVICE CO., INC.
                             ORTEP OF PENNSYLVANIA, INC.
                             MAREX CORPORATION
                             A.P. WOODSON COMPANY, INC.


                             By:
                                Title: